Debt and Capital Lease Obligations	12 Months Ended
Dec. 31, 2015
Debt and Capital Lease Obligations [Abstract]
DEBT AND CAPITAL LEASE OBLIGATIONS

7.	DEBT AND CAPITAL LEASE OBLIGATIONS
Revolving Credit Facility
In November 2015, we amended and restated our senior unsecured revolving credit facility agreement (the Revolver) to, among other things, extend the maturity date from December 2018 to November 2020 and increase the total commitment from $300.0 million to $750.0 million. We incurred $2.3 million of debt issuance costs in connection with this amendment. We have the option to increase the aggregate commitments under the Revolver to $1.0 billion and we may request two additional one-year extensions of the maturity date, subject to certain conditions. The Revolver includes a letter of credit sub-facility of up to $100.0 million. Our obligations under the Revolver are jointly and severally guaranteed by our directly owned subsidiary, Valero Partners Operating Co. LLC.
Outstanding borrowings under the Revolver bear interest, at our option, at either (a) the adjusted LIBO rate (as described in the Revolver) for the applicable interest period in effect from time to time plus the applicable margin or (b) the alternate base rate (as described in the Revolver) plus the applicable margin. The Revolver also requires payments for customary fees, including commitment fees, letter of credit participation fees, and administrative agent fees.
The Revolver contains certain restrictive covenants, including a covenant that requires us to maintain a ratio of total debt to EBITDA (as defined in the Revolver) for the prior four fiscal quarters of not greater than 5.0 to 1.0 as of the last day of each fiscal quarter (5.5 to 1.0 during the specified period following certain acquisitions). The Revolver contains representations and warranties, affirmative and negative covenants, and events of default that are usual and customary for an agreement of this type that could, among other things, limit our ability to pay distributions to our unitholders.
In connection with the acquisition of the Houston and St. Charles Terminal Services Business as described in Note 3, we borrowed $200.0 million under the Revolver in March 2015. In July 2015, we repaid $25.0 million on the Revolver. There were no borrowings or repayments under the Revolver during the years ended December 31, 2014 and 2013. Our borrowing under the Revolver bears interest at a variable rate, which was 1.5 percent as of December 31, 2015. Accrued interest is payable in arrears on each Interest Payment Date (as defined in the Revolver) and on the maturity date. As of December 31, 2015, we had $175.0 million of borrowings and no letters of credit outstanding under the Revolver. As of December 31, 2014, we had no borrowings and no letters of credit outstanding under the Revolver.
In connection with the acquisition of the McKee Terminal Services Business as described in Note 3, we borrowed an additional $139.0 million under the Revolver on April 1, 2016. This borrowing bears interest at a variable rate, which was 1.6875 percent as of April 1, 2016.
Subordinated Credit Agreements
During 2015, we entered into two subordinated credit agreements with Valero (the Loan Agreements) under which we borrowed $160.0 million and $395.0 million (collectively, the loans) to finance a portion of the acquisitions of the Houston and St. Charles Terminal Services Business and the Corpus Christi Terminal Services Business, respectively, as described in Note 3. The loans mature on March 1 and October 1, 2020, respectively, and may be prepaid at any time without penalty. We are not permitted to reborrow amounts. The loans bear interest at the LIBO Rate (as defined in the Loan Agreements) plus the applicable margin. Accrued interest is payable in arrears on each Interest Payment Date (as defined in the Loan Agreements) and on each maturity date. As of December 31, 2015, the interest rate on each of the loans was 1.494 percent.
The payment of amounts owing under the Loan Agreements are subordinated to our obligations under our Revolver with third-party lenders. The Loan Agreements contain customary terms regarding covenants, representations, default, and remedies, including covenants that limit the creation of liens, the incurrence of debt by us or our subsidiaries, the payment of distributions, and the entry into securitization transactions, sale/leaseback transactions, certain restrictive agreements, consolidations, mergers, and the sale of all or substantially all of our assets. The Loan Agreements also include covenants that require, as of the last day of each fiscal quarter, the ratio of Consolidated Total Debt (as defined in the Loan Agreements) to Consolidated EBITDA (as defined in the Loan Agreements) for the four-quarter period ending on such day not to exceed 5.0 to 1.0 (or 5.5 to 1.0 during a specified acquisition period).
In November 2015, we amended certain terms of the Loan Agreements to synchronize certain terms thereof with the November 2015 amendment of the Revolver. In December 2015, we paid down $185.0 million under one of our Loan Agreements. As of December 31, 2015, we had $370.0 million outstanding under the Loan Agreements and we were in compliance with the ratio of Consolidated Total Debt to Consolidated EBITDA.
Other Debt Disclosures
As of December 31, 2015, we had debt obligations under our Revolver and the Loan Agreements that totaled $545.0 million, all of which will mature in 2020. Additional borrowings of $139.0 million made in April 2016 under our Revolver in connection with the acquisition of the McKee Terminal Services Business will also mature in 2020.
Capitalized Interest
Capitalized interest was $31,000 for the year ended December 31, 2015. We had no capitalized interest for the years ended December 31, 2014 and 2013.
Capital Lease Obligations
We have certain pipeline assets that we acquired under capital lease agreements. These capital lease agreements have remaining terms that expire during 2016 and have automatic renewal terms for 30 years with renewal rentals adjusted for inflation. Upon renewal, we may terminate these agreements at our option by providing five-years written notice of cancellation until August 2031 upon which time we are only required to provide one-year written notice of cancellation. We expect that in the normal course of business, these leases will be renewed or replaced by other leases. As of December 31, 2015, our future minimum rentals on capital lease obligations were as follows (in thousands):

2016	$963
Less interest expense	(50)
Unamortized fair value adjustment	246
Capital lease obligations	$1,159

The unamortized fair value adjustment related to our capital lease obligations is the remaining balance as of December 31, 2015 of a fair value adjustment recorded in connection with capital leases acquired by our Predecessor as part of a business acquisition in September 2005.